UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                  Pursuant to Section 13 or Section 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 22, 2006
                             (December 22, 2006)

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                                 US LEC CORP.
            (Exact name of registrant as specified in its charter)

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            Delaware                    0-24061                  56-2065535
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(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)               File Number)           Identification No.)


             Morrocroft III
        6801 Morrison Boulevard
       Charlotte, North Carolina                            28211
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(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (704) 319-1000

                                      N/A
        (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry Into a Material Definitive Agreement

On December 22, 2006, US LEC Corp. ("US LEC") entered into Amendment No. 1 (the "Amendment") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 11, 2006, by and among US LEC, PAETEC Corp., a Delaware corporation, WC Acquisition Holdings Corp., a Delaware corporation and a wholly-owned direct subsidiary of PAETEC (the "Company"), WC Acquisition Sub U Corp., a Delaware corporation and a wholly-owned direct subsidiary of the Company, and WC Acquisition Sub P Corp., a Delaware corporation and a wholly-owned direct subsidiary of the Company. The Amendment amends the Merger Agreement to provide that the Company's name would be changed to PAETEC Holding Corp., to provide that all shares of the Company owned by PAETEC immediately prior to the effective time of the mergers provided for in the Merger Agreement (the "Effective Time") would be automatically canceled and retired at the Effective Time, and to facilitate personnel decisions and tax planning matters that were otherwise covered by covenants in the Merger Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

          (d) Exhibits

Exhibit No.       Description

Exhibit 2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of December 22, 2006, by and among US LEC Corp., PAETEC Corp., WC Acquisition Holdings Corp., WC Acquisition Sub U Corp. and WC Acquisition Sub P Corp.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        US LEC Corp.


                                        By:  /s/ J. Lyle Patrick
                                             -----------------------------------
                                             Name:   J. Lyle Patrick
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer



Date:  December 22, 2006

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                                 EXHIBIT INDEX


Exhibit No.       Description
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Exhibit 2.1       Amendment No. 1 to Agreement and Plan of Merger, dated as of
                  December 22, 2006, by and among US LEC Corp., PAETEC Corp.,
                  WC Acquisition Holdings Corp., WC Acquisition Sub U Corp.
                  and WC Acquisition Sub P Corp.